Exhibit 99.1

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (as amended, supplemented or extended from time to time, this "Agreement") is entered into as of December 6, 2007, by and between BSML, Inc., a Utah corporation (the "Employer" or "Company" or “BriteSmile”), and Andrew Rudnick ("Employee").

WHEREAS, the Employer desires to engage Employee as an employee, and Employee desires to accept employment by the Employer, on the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties do hereby agree as follows:

1. Employment and Employment Period.

(a) Position and Duties.

(i) Subject to the terms and conditions of this Agreement, the Employer agrees to employ Employee, and Employee agrees to be employed by the Employer, during the Employment Term (as defined in Section 1(b)).

(ii) During the Employment Term, Employee will serve as Chief Executive Officer of the Employer and the Employee shall report to the Board of Directors and carry out the lawful directions of the Company's Board of Directors.

(iii) At all times during the Employment Term, Employee agrees to (A) perform all services related to Employee's employment hereunder faithfully and diligently and to discharge the responsibilities thereof to the best of Employee's ability, (B) devote the necessary and requisite business time, attention and energies to the duties of Employee's employment under this Agreement, (C) subject to Section 1(a)(vi), ensure that the performance of his services hereunder is his sole business endeavor, and (D) use Employee's best efforts to promote the business of the Employer.

(iv) Employee shall be named to the Company's Board of Directors and shall serve during the Employment Term as Chairman of the Board of Directors and as a member of the Company's Executive Committee. Employer shall take all steps necessary to ensure Employee’s nomination and appointment as a member of the Board of Directors of the Company as soon as practicable after this Agreement is fully executed by the parties hereto. In the event such appointment is not effectuated and properly documented to Employee’s reasonable satisfaction within seven (7) days of the date of this Agreement, Employee shall have the right to resign, this Agreement shall be deemed to be null and void and Employee shall have no further liability, monetary or otherwise, to Employer. In the event of such resignation, Employee shall be entitled to immediately receive all accrued Annual Base Salary (as defined below).

(v) During the Employment Term and so long as Sleek, Inc., a Massachusetts corporation (“Sleek”), is not in default under the Sleek Services Agreement (as defined below), Employee shall be entitled to elect a majority of the members of the Board of Directors (“Board”) pursuant to the Proxy Agreements (as defined below). It is presently anticipated that the Board shall not exceed five (5) members, but if the Board is expanded, Employee will in all cases have the ability to name a majority of its members.

(vi) Notwithstanding Section 1(a)(iii) but subject to Section 5(a) hereof, during the Employment Term, the Employee shall be permitted to act as a director and Chief Executive Officer of Sleek.

(b) Employment Term. The Employee shall begin his employment on such date (the "Start Date"), not later than December __, 2007, as the Employee and the Company shall reasonably agree. Subject to Section 4, the term of Employee's employment (the "Employment Term") shall commence on the Start Date and shall continue until that date which is three (3) years after the Start Date (the “Termination Date”).

(c) Place of Employment. The Employee will perform his duties from the Company’s headquarters; provided that the Employee may cause the Company to move its headquarters to Boca Raton, Florida within ninety (90) days of the date of this Agreement. The Employee and Employer acknowledge that such location can change, which change will not be a breach of this Agreement by the Employer.

(d) Confidentiality Agreement. As a condition to Employee's employment by the Employer as contemplated by this Agreement, Employee hereby acknowledges that he shall continue to be bound by the Confidentiality and Rights Ownership Agreement by and between Employer and Employee (the "Confidentiality Agreement").

2. Compensation; Reimbursement of Expenses.

(a) Salary. During the Employment Term, in consideration for the services to be rendered hereunder, and subject to the terms and conditions of this Agreement, the Employer hereby agrees to pay Employee, in accordance with its normal payroll practices, an annual base salary of $350,000 (the "Annual Base Salary"); provided however, that the Annual Base Salary shall accrue and not be paid to Employee until such time as the Company reports in an annual or quarterly report filed with the United States Securities and Exchange Commission EBITDA of at least $1,000,000. At such time, all accrued and unpaid Annual Base Salary shall be paid to Employee and the Company shall thereafter pay Employee the Annual Base Salary in accordance with its normal payroll practices. All compensation shall be subject to all applicable tax withholding and similar requirements under applicable law.

(b) Incentive Compensation. In addition to the Annual Base Salary, Employee shall be eligible to receive an annual performance bonus of up to $1,000,000 per year (the “Aggregate Bonus Amount”) to be paid $50,000 for each $1 million of EBITDA in excess of $0.00 for each annual reporting period. By way of example, if reported EBITDA for the period ending December 31, 2008 is $2,000,000 then Employee would be entitled to an Aggregate Bonus Amount for that period of $100,000.00. By way of further example, if the reported EBITDA for the period ending December 31, 2009 is $3,900,000 then Employee would be paid an Aggregate Bonus Amount for that period in the amount of $150,000. The Aggregate Bonus Amount shall be paid within ten (10) business days after the date in each year on which the Company files its Form 10-K for the preceding fiscal year.

(c)  Reimbursement of Expenses. The parties anticipate that in the course of performing his duties under this Agreement during the Employment Term, the Employee will incur reasonable out-of-pocket business expenses for the account of the Company. The Employee shall be entitled to prompt reimbursement for all reasonable out-of-pocket business expenses so incurred, upon submission to the Company of an adequate, written accounting which complies in form and substance with the Company's general policy for its senior executives regarding records to support reimbursement for business expenses incurred for the account of the Company.

3. Benefits. During the Employment Term, Employee shall be entitled to participate in all medical, profit sharing and other benefit plans made available to senior executives and/or other employees of the Company, including, without limitation, 401(k), simple, profit sharing, stock, stock option, medical, hospitalization, dental, disability, life and travel accident insurance plans and programs, such participation and coverage to be on terms and conditions no less favorable to Employee than to the Company’s other senior executives. The Board of Directors of the Company reserves the right to alter, revise or eliminate any prior practice, policy or benefit in whole or in part, without notice, which revision(s), if any, will not be a breach of this Agreement by the Employer..

4. Termination of Employment.

(a) Termination for Cause. This Agreement (and the Employment Term) may be terminated at any time by the Employer for Cause, by written notice to the Employee specifying in reasonable detail the reasons therefor. The term "Cause" shall mean willful misconduct that results in material economic, regulatory or similar harm to the Company, dishonesty (i) intended to result in personal enrichment of the Employee at the expense of the Company or (ii) which results in material economic, regulatory or similar harm to the Company, conviction of or failure to contest prosecution for a felony, a material breach by the Employee of his duties and obligations under this Agreement which is not remedied to the satisfaction of the Board within fifteen (15) business days after receipt by the Employee of written notice of such breach from the Board.

(b) Death or Permanent Disability of Employee. Employee's employment hereunder and the Employment Term shall terminate upon Employee's death. In addition, the Employer shall have the right to terminate Employee's employment hereunder and the Employment Term upon 15 days' written notice if and when Employee becomes permanently disabled within the meaning of any permanent disability insurance policy which may be maintained by the Employer for the benefit of Employee and under which the Employee is entitled to benefits under Section 3; provided, however, that if Employer does not maintain such a permanent disability insurance policy for the benefit of Employee, Employee shall be deemed permanently disabled if Employee, by reason of injury, illness or similar cause was unable to perform his duties for a period of 90 consecutive days or 120 days in any 360-day period.

(c) Compensation Upon Death, Disability, Termination for Cause. If
(i) Employee dies during the Employment Period or the Employer terminates Employee's employment upon Employee's becoming permanently disabled, as described in Section 4(b), or (ii) the Employer terminates Employee's employment for Cause, as described in Section 4(a), then (A) the Employer will pay to Employee (or Employee's estate or representatives, as the case may be) within 30 days following such termination of employment (or on the earliest later date as may be required to comply with Internal Revenue Code Section 409A to the extent applicable), the unpaid Annual Base Salary, Aggregate Bonus Amount, reimbursed expenses, vacation and any other benefits earned by Employee before the date of such event as provided for in this Agreement (computed pro rata up to and including such date of such event) (the "Accrued Obligations"); and (B) the Employee shall continue to be bound by the Confidentiality Agreement in accordance with its terms. Except as expressly provided in this Agreement, such payments will be in lieu of any and all other compensation, benefits and claims of any kind, excepting only such additional amounts as may be provided for under the express terms of any applicable benefit plans or be required by law to be paid (which amounts will be paid in accordance with such terms or requirements, as the case may be).

(d) Termination Without Cause. The Employer, by written notice to Employee, shall have the right to terminate Employee's employment without Cause for any reason or for no reason. If the Employer terminates Employee's employment without Cause for any reason or for no reason, as described in this Section 4(d), then (A) the Employer will pay to Employee (i) within 30 days following such termination (or on the earliest later date as may be required by Internal Revenue Code Section 409A to the extent applicable), the Accrued Obligations, and (ii) twelve (12) month's Annual Base Salary, payable in accordance with the Company's normal payroll practices; and (B) the Employee shall continue to be bound by the Confidentiality Agreement in accordance with its terms. Except as expressly provided in this Agreement, such payments will be in lieu of any and all other compensation, benefits and claims of any kind, excepting only such additional amounts as may be provided for under the express terms of any applicable benefit plans or be required by law to be paid (which amounts will be paid in accordance with such terms or requirements, as the case may be).

5. Non-Competition; Solicitation of Employees.

(a) Non-Competition. During the Employment Term and to the extent permitted by applicable law for two (2) years thereafter, the Employee shall not participate in the management or act as a consultant or employee of, or acquire any financial interest (other than less than 2% of the outstanding stock of any public company) in, any enterprise that is engaged in the business of light activated teeth whitening (the "Restricted Business") in the United States or in any other area of the world where the Company conducts the Restricted Business during the Employment Term, or where, as of the end of the Employment Term, the Company has undertaken substantial activities to conduct the Restricted Business.

(b) Solicitation. For two (2) years after the termination of the Employment Term, the Employee will not employ, solicit or recommend to any other person that they employ or solicit for employment any person who is, or was at any time within six (6) months prior to such termination, an employee of the Company, provided that the Employee may respond in accordance with ordinary business practices to requests for references from a prospective employer of any such person.

(c) Access to Confidential Information. Employee is a key employee of the Company. Employee acknowledges that during the Employment Term he will have access to and knowledge of confidential information as defined in the Confidentiality Agreement ("Confidential Information"), and has and will be responsible for, or instrumental in creating or maintaining, certain business relations and goodwill that are valuable to the Company. Employee acknowledges that the Confidential Information and goodwill belong to the Company.

(d) Necessary Restrictions. Employee acknowledges that the covenants and restrictions of this Section 5 are necessary to protect the Company's Confidential Information and to preserve the value of the Company's good will for the Company. Employee agrees and acknowledges that the time, scope and geographic limitations of this Section 5 are reasonable. Employee also agrees and acknowledges that the terms of this Section 5 are reasonably necessary for the protection of the Company's Confidential Information and goodwill, and they provide a reasonable means of protecting the Company's business value.

(e) Adequate Consideration. Employee acknowledges that the consideration received and to be received by him during the Employment Term is adequate for the covenants of this Section 5.

6. Conditions to Execution. Employee and the Company agree that the following documents will be executed and/or delivered concurrently with the execution of this Employment Agreement:

(a) Support Services Agreement between Sleek and the Company in the form attached hereto as Exhibit A (the “Sleek Services Agreement”).

(b) Proxy agreements executed by [CAP entities], Bradford Peters, Julian Feneley and John Reed in the form attached hereto as Exhibit B (the “Proxy Agreements”).

(c) The Confidentiality Agreement in the form attached hereto as Exhibit C.

7. Miscellaneous.

(a) Representations. The Employee represents that his employment by the Company pursuant to this Agreement and the observance of his obligations under the Confidentiality Agreement will not conflict with any other agreements or understanding to which he is subject.

(b) Waivers. No waiver of any terms or conditions or of the breach of any covenant, representation or warranty of this Agreement or the Confidentiality Agreement in any one instance shall operate as or be deemed to be or construed as a further or continuing waiver of any other breach of such term, condition, covenant, representation or warranty or any other term, condition, covenant, representation or warranty nor shall any failure or delay at any time or times to enforce or require performance of any provision hereof operate as a waiver of or affect in any manner such party's right at a later time to enforce or require performance of such provision or of any other provision hereof.

(c) Modification. Except as otherwise provided in this Agreement, neither this Agreement, the Confidentiality Agreement nor any term hereof or thereof may be changed, amended, modified, waived, discharged or terminated except to the extent that the same is effected and evidenced by the written consent of the party against whom enforcement of such change or modification is sought.

(d) Injunctive Relief. Employee acknowledges and agrees that it is fair and reasonable that he make the covenants and undertakings set forth in Section 5 of this Agreement and in the Confidentiality Agreement and has done so with the benefit of the advice of counsel. Furthermore, Employee agrees that any breach or attempted breach by him of such provisions will cause the Company irreparable damage for which a monetary award would be inadequate remedy. Accordingly, the Employer shall be entitled to apply for and obtain, in addition to monetary awards, injunctive relief (temporary, preliminary and permanent) in order to restrain the breach or threatened breach of, or otherwise to specifically enforce, any of the provisions of Section 5 of this Agreement or the Confidentiality Agreement, without the requirement to post a bond or provide other security. Employee hereby consents to the entry of mandatory injunctive relief to assure his specific performance of the terms of Section 5 of this Agreement and the Confidentiality Agreement by a court or arbitrator of competent jurisdiction. Nothing herein shall be construed as a limitation or waiver of any other rights or remedies that may be available to the Employer for such breach or threatened breach. Employee further agrees that the subject matter and duration of the restrictions in Section 5 of this Agreement and the Confidentiality Agreement are reasonable in light of the facts as they exist today.

(e) Governing Law. This Agreement and the Confidentiality Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Utah applicable to agreements made and to be performed entirely within such State.

(f) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and sent as follows:
If to Employee:

Andrew Rudnick
_______________________
_______________________

If to the Employer:

BriteSmile, Inc.
460 North Wiget Lane
Walnut Creek, CA 94598
Attn: Chief Financial Officer

All notices and other communications required or permitted under this Agreement which are addressed as provided in this Section 7(f), (A) if delivered personally against proper receipt shall be effective upon receipt and (B) if sent (1) by certified or registered mail with postage prepaid or (2) by Federal Express or similar courier service with courier fees paid by the sender, shall be effective upon delivery. The parties hereto may from time to time change their respective addresses for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given unless it is sent and received in accordance with this Section 7(f).

(g) Entire Understanding; No Third Party Beneficiaries. This Agreement, with the Confidentiality Agreement, represents the entire understanding of the Employer and Employee with respect to Employee's employment with the Employer and Employee's compensation therefor. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the parties hereto and their respective heirs, permitted representatives, successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(h) Severability. If any of the provisions of this Agreement or the Confidentiality Agreement are found by any court of competent jurisdiction (or legally empowered agency) to be in violation of applicable law or unenforceable for any reason whatsoever, then it is the intention of the parties that such provision or provisions be deemed to be automatically amended to the extent necessary to comply with applicable law and permit enforcement. If any of the provisions of this Agreement or the Confidentiality Agreement shall be deemed by any court of competent jurisdiction (or legally empowered agency) to be wholly or partially invalid, such determination shall not affect the binding effect of the other provisions of this Agreement or the Confidentiality Agreement.

(i) Counterparts. This Agreement and the Confidentiality Agreement may be executed in two or more counterparts, including facsimile counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(j) Headings; Interpretation. The various headings contained herein are for reference purposes only and do not limit or otherwise affect any of the provisions of this Agreement. It is the intent of the parties that neither this Agreement nor the Confidentiality Agreement be construed more strictly with regard to one party than with regard to any other Party.

(k) Successors and Assigns. This Agreement and the Confidentiality Agreement shall be binding upon and inure to the benefit of any successor or assigns of the Employer, whether by merger, consolidation, sale of assets or otherwise, and reference herein to the Employer shall be deemed to include any such successor or assigns.

(l) Legal Fees. Each party shall pay the reasonable legal expenses incurred by him/it in connection with the negotiation, execution and delivery of this Employment Agreement and the Confidentiality Agreement.

(m) Representations; Authority. The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between the Company and any other person, firm or organization. The Employee represents and warrants that the performance of the Employee's duties under this Agreement will not violate any agreement between the Employee and any other person, firm, partnership, company or other organization or association.

(n) Beneficiaries. Except as provided in any plan, program or policy of the Company, the Employee shall be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following his death by giving the Company written notice thereof. In the absence of such designation or if such designation shall be ineffective, the Employee's wife shall be such beneficiary and if she shall not survive to receive payment, the Employee's estate shall be the beneficiary of payments to be made hereunder. In the event of the Employee's death or a judicial determination of his incompetence, reference in this Agreement to the Employee shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

(o) Indemnification; Insurance.

(i) The Company agrees that if the Employee is made, or is threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that he is or was a director or officer of the Company or, at the request of the Company, serves or served any other company, partnership, joint venture, trust or other enterprise in any capacity, the Company shall indemnify him to the fullest extent permitted by the Charter and by-laws of the Company or, if greater, by the applicable laws of the State of Utah, against all costs, expenses, liabilities and losses reasonably incurred or suffered by the Employee in connection therewith. Subject to applicable law, the Company shall advance to the Employee all reasonable costs and expenses incurred by him in connection with any such proceeding upon receipt of an itemized list of such costs and expenses.

(ii) The Company shall use commercially reasonable efforts to maintain, or cause the Employee to be covered by, a directors' and officers' liability insurance policy covering the Employee and other officers and directors of the Company throughout the Employment Term and for at least six years thereafter with respect to actions or failures to act during his employment with the Company under this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

BSML, INC.

By:	/s/ J Feneley
Name: J Feneley
Title: CEO

/s/ Andrew Rudnick
Andrew Rudnick

EXHIBIT A

EXHIBIT B

EXHIBIT C